UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

THE LATIN AMERICAN DISCOVERY FUND, INC.

(Names of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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THE LATIN AMERICAN DISCOVERY FUND, INC.

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of The Latin American Discovery Fund, Inc. (the “Fund”) will be held on Wednesday, June 23, 2004 at [            ] a.m., at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, in Conference Room [    ], for the following purposes:

1.	To elect Directors of the Fund.

2.	To consider and act upon a stockholder proposal.

3.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record of the Fund at the close of business on April 22, 2004, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

MARY E. MULLIN
Secretary

Dated: April [    ], 2004

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone as indicated in the Fund’s Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your Proxy Card or voting by telephone promptly.

THE LATIN AMERICAN DISCOVERY FUND, INC.

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

PROXY STATEMENT

This statement is furnished by the Board of Directors of The Latin American Discovery Fund, Inc. (the “Fund”) in connection with the solicitation of Proxy Cards by the Board of Directors for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, June 23, 2004, at the principal executive office of Morgan Stanley Investment Management Inc. (hereinafter “MSIM” or the “Manager”), 1221 Avenue of the Americas, 22nd Floor, Conference Room [    ], New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and Proxy Card will first be mailed to stockholders of the Fund on or about April [    ], 2004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and shares will be voted AGAINST the stockholder proposal set forth in Proposal 2.

The Board has fixed the close of business on April 22, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had [                    ] shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Fund to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $25,000, plus out-of-pocket expenses.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2003 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Latin American Discovery Fund, Inc., c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02108-2798, or by calling 1-800-221-6726.

J.P. Morgan Investor Services Co. is an affiliate of the Fund’s administrator, JPMorgan Chase Bank (“JPMorgan Chase”), and provides administrative services to the Fund. The business address of JPMorgan Chase and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

The Board of Directors of the Fund unanimously recommends that you vote “FOR” the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meeting of Stockholders.

The Board of Directors of the Fund unanimously recommends that you vote “AGAINST” Proposal No. 2. The Board of Directors believes that this proposal is not in the best interests of stockholders.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meeting, stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of Wayne E. Hedien, James F. Higgins and Dr. Manuel H. Johnson as Class III Directors for a term expiring in 2007.

Pursuant to the Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to the Fund, Class I currently consists of Joseph J. Kearns, Michael Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Charles A. Fiumefreddo and Edwin J. Garn. Class III currently consists of Wayne E. Hedien, James F. Higgins and Dr. Manuel H. Johnson. Only the Directors in Class III are being considered for election at this Meeting.

Pursuant to the Fund’s By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation or (iv) his removal as provided by statute or the Fund’s Articles of Incorporation. Each officer of the Fund will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee provides assistance to the full Board of Directors with respect to the engagement of independent accountants and the qualifications, independence and performance of the independent accountants. The Audit Committee also, among other things, reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Appendix A. The Fund’s Audit Committee met three times during the fiscal year ended December 31, 2003.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Fund’s Audit Committees is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”). Each Independent Director is also “independent” from each Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund, which is attached hereto as Appendix B. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Fund’s Governance Committee did not meet during the fiscal year ended December 31, 2003.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent

Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below.

There were eleven meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2003. The Independent Directors of the Fund also met twice during that time, in addition to the seven meetings of the full Board. For the 2003 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board. For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, no directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors. Stockholders should send communications intended for the Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each director below. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of Directors may recommend.

Information Regarding Current Directors and Nominee Directors

Certain information regarding the current Directors of the Fund and nominees for election as Directors is set forth below:

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(1)	Number of Portfolios in Fund Complex Overseen by Director
Interested Directors

Charles A. Fiumefreddo* c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 (71)	Class II Director and Chairman of the Board of the Fund since 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”) (since July 1991) and various U.S. registered investment companies managed by MSIM (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	None	Over $100,000	208

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(1)	Number of Portfolios in Fund Complex Overseen by Director
James F. Higgins*† c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 (56)	Class III Director of the Fund since 2003	Director or Trustee of the Retail Funds (since June 2000) and various U.S. registered investment companies managed by MSIM (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services); previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	None	Over $100,000	208

†	Nominee for election as a Director of the Fund at the Meeting.
*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Manager. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Manager is a subsidiary.
**	This information has been furnished by each Director and nominee. The dollar values in this table are based upon the market price of the Fund’s shares as of April 22, 2004.
(1)	The term “Family of Investment Companies” refers to certain registered investment companies, including the Fund, which are advised by the Manager or an affiliate and are held out to investors as related companies for purposes of investment and investor services.

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(1)	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors

Michael Bozic c/o Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, NY 10022 (63)	Class II Director of the Fund since 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and various U.S. registered investment companies managed by MSIM (since July 2003); Director of Weirton Steel Corporation; formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998), President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995), Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	None	Over $100,000	208

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(1)	Number of Portfolios in Fund Complex Overseen by Director
Edwin J. Garn c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT 84111 (71)	Class II Director of the Fund since 2003	Director or Trustee of the Retail Funds (since January 1993) and various U.S. registered investment companies managed by MSIM (since July 2003); Member of the Utah Regional Advisory Board of Pacific Corp.; Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the boards of various civic and charitable organizations; formerly United States Senator (R-Utah) (1974-1992), Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	None	Over $100,000	208

Wayne E. Hedien† c/o Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, NY 10022 (70)	Class III Director of the Fund since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and various U.S. registered investment companies managed by MSIM (since July 2003); Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	None	Over $100,000	208

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(1)	Number of Portfolios in Fund Complex Overseen by Director
Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 1133 Connecticut Avenue N.W. Washington, D.C. 20036 (55)	Class III Director of the Fund since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds and various U.S. registered investment companies managed by MSIM (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director of RBS Greenwich Capital Holdings (financial holding company); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	None	Over $100,000	208

Joseph J. Kearns(2) PMB 754 23852 Pacific Coast Highway Malibu, California 90625 (61)	Class I Director of the Fund since 2001	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and various U.S. registered investment companies managed by MSIM (since August 1994); Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and UCLA Foundation; previously Chairman of the Audit Committee (October 2001-July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	None	Over $100,000	209

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**(1)	Number of Portfolios in Fund Complex Overseen by Director
Michael Nugent Triumph Capital 445 Park Avenue New York, New York 10022 (67)	Class I Director of the Fund since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and various U.S. registered investment companies managed by MSIM (since July 2001); Director of various business organizations; formerly Vice President of Bankers Trust Company and BT Capital Corporation (1984-1988).	None	Over $100,000	208

Fergus Reid(2) 85 Charles Colman Boulevard Pawling, New York 12564 (71)	Class I Director of the Fund since 2000	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and various U.S. registered investment companies managed by MSIM (since June 1992); Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.	None	Over $100,000	209

†	Nominee for election as a Director of the Fund at the Meeting.
**	This information has been furnished by each Director and nominee. The dollar values in this table are based upon the market price of the Fund’s shares as of April 22, 2004.
(1)	The term “Family of Investment Companies” refers to certain registered investment companies, including the Fund, which are advised by the Manager or an affiliate and are held out to investors as related companies for purposes of investment and investor services.
(2)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or various U.S. registered investment companies managed by MSIM (or portfolios thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Manager, or a person directly or indirectly controlling, controlled by, or under common control with the Manager.

Certain information regarding the officers of the Fund is set forth below:

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years
Mitchell Merin* 1221 Avenue of the Americas New York, NY 10020 (50)	President of the Fund since 2003	President and Chief Operating Officer of MSIM; President, Director and Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chairman and Director of Morgan Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust; Director of various Morgan Stanley subsidiaries; President of various U.S. registered investment companies managed by MSIM (since July 2003) and President of the Retail Funds (since May 1999); Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee (since May 1999) and President (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison* 1221 Avenue of the Americas New York, New York 10020 (65)	Executive Vice President and Principal Executive Officer of the Fund since 2003; (formerly Vice President of the Fund until 2003)	Principal Executive Officer—Office of the Funds (since November 2003); Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Managing Director and Director of Morgan Stanley Distributors Inc.; Executive Vice President and Principal Executive Officer of various U.S. registered investment companies managed by MSIM (since July 2003); previously President (March 2001-July 2003) and Director of various U.S. registered investment companies managed by MSIM (March 2001-July 2003) and Chief Global Operations Officer and Managing Director of MSIM.

Joseph J. McAlinden* 1221 Avenue of the Americas New York, New York 10020 (61)	Vice President of the Fund since 2003	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and MSIM; Director of Morgan Stanley Trust; Chief Investment Officer of the Van Kampen Funds; Vice President of various U.S. registered investment companies managed by MSIM (since July 2003) and the Retail Funds (since July 1995).

Barry Fink* 1221 Avenue of the Americas New York, New York 10020 (49)	Vice President of the Fund since 2003	General Counsel (since May 2000) and Managing Director (since December 2000) of MSIM; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds (since February 1997); Assistant Secretary of Morgan Stanley DW Inc.; Vice President of various U.S. registered investment companied managed by MSIM; Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997-July 2003) and Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997-December 2001).

Stefanie V. Chang* 1221 Avenue of the Americas New York, New York 10020 (37)	Vice President of the Fund since 1997	Executive Director of Morgan Stanley & Co. Incorporated, MSIM and Morgan Stanley Investment Advisors Inc.; Vice President of various U.S. registered investment companies managed by MSIM (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Mary E. Mullin* 1221 Avenue of the Americas New York, New York 10020 (37)	Secretary of the Fund since 1999	Executive Director of Morgan Stanley & Co. Incorporated, MSIM and Morgan Stanley Investment Advisors Inc.; Secretary of various U.S. registered investment companies managed by MSIM (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

James W. Garrett* 1221 Avenue of the Americas New York, NY 10020 (35)	Treasurer of the Fund since 2002 and Chief Financial Officer of the Fund since 2003	Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; formerly with PricewaterhouseCoopers LLP (formerly PriceWaterhouse LLP).

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years
Michael Leary 73 Tremont Street Boston, Massachusetts 02108 (38)	Assistant Treasurer of the Fund since 2003	Vice President and Senior Manager of Fund Administration and Compliance of JPMorgan Investor Services Co.; Officer of various U.S. registered investment companies managed by MSIM; formerly with Ernst & Young LLP.

*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Merin, Mr. Robison, Mr. McAlinden, Mr. Fink, Mr. Garrett, Ms. Chang and Ms. Mullin are officers of the Manager.

Based on information furnished by each Independent Director as of April 22, 2004, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the Manager or its affiliates as of such date.

Compensation of Directors and Officers

Certain of the Independent Directors have entered into a deferred fee arrangement (the “Fee Arrangement”) with the Fund, pursuant to which such Director may defer to a later date the receipt of the Director’s fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director. Through December 31, 2003, such credited amounts accrued income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method was elected by the Director. Effective April 1, 2004, the Fee Arrangement has been modified. As of such date, amounts deferred pursuant to the Fee Arrangement accrue income from and after such date (or after the date of credit, for amounts subsequently deferred) in an amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested in the shares of one or more (up to a maximum of four) of 15 funds provided as investment options under the Fee Arrangement and selected by the Director.

Under the Fee Arrangement, deferred Director’s fees (including the return accrued thereon) will become payable by the Fund in cash upon such Director’s resignation from the Board of Directors of the Fund in a lump sum or in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director’s resignation occurred. In the event of a Director’s death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director’s right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director’s service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund’s assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSIM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

Set forth on the following page are tables showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSIM or any investment companies that have an investment adviser that is an affiliated person of MSIM (collectively, the “Fund Complex”) for their services as Directors of such investment companies for the fiscal year ended 2003 for each fund in the Fund Complex. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Current Directors	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(2) (3)
Interested Directors
Fiumefreddo(1)	$84	$360,000
Higgins	None	0
Independent Directors
Bozic(4)	63	164,400
Garn(4)	63	164,400
Kearns(3)	324	166,710
Nugent(4)	316	277,441
Reid(3)	323	149,299
Johnson	86	228,213
Hedien	63	164,300

(1)	“Interested person” of the Fund within the meaning of the 1940 Act.
(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex.
(3)	Amounts shown in this table include certain amounts deferred by Messrs. Kearns and Reid pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns and Reid, please refer to the table below.
(4)	Messrs. Bozic, Garn and Nugent are participants in a retirement program adopted by certain of the Retail Funds (the “Adopting Funds”) pursuant to which they are entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on their lengths of service. As of the calendar year ended December 31, 2003, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,842 and $47,838, respectively, for Bozic, $35,306 and $47,877, respectively, for Garn and $36,265 and $62,646, respectively, for Nugent.

The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Fund and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name of Directors	Total Deferred Compensation from the Fund	Total Deferred Compensation from the Fund and Fund Complex
Kearns	$521	$430,361
Reid	0	600,512

The election of the nominees for election as Directors of the Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund’s By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat will constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of the Fund recommends that you vote “FOR” the election of the nominees as Directors.

THE LATIN AMERICAN DISCOVERY FUND, INC.

STOCKHOLDER PROPOSAL

(Proposal No. 2)

A stockholder of the Fund, Walter S. Baer (the “Proponent”), has submitted a proposal, Proposal No. 2, set forth below for inclusion in this Proxy Statement for consideration by stockholders of the Fund. The Proponent claims beneficial ownership of 500 shares of common stock of the Fund. The Fund will provide the address of the Proponent to any person who so requests such information by written or oral request to the Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020 or by calling (212) 762-8406.

The Fund’s Board of Directors recommends that the stockholders vote AGAINST the stockholder’s proposal, Proposal No. 2. The reasons for the Board of Directors’ recommendation are set forth below the stockholder’s supporting statement, on pages 12-14.

Proposal

RESOLVED, the Fund’s investment advisory agreement with Morgan Stanley Investment Management, Inc. shall be terminated immediately.

Supporting Statement

The Fund’s shares have long traded at a double digit discount to net asset value (NAV). As of the date this proposal was submitted, the discount stood at 14.6%, representing more than $22 million in value unavailable to shareholders.

At last year’s annual meeting, shareholders approved by a substantial margin a proposal intended to reduce the discount by adopting an interval fund structure, in which the Fund would conduct periodic repurchase offers of shares at a price at or near NAV. Rather than implement what the shareholders had voted for, however, the Fund approved only a one-time tender offer to take place in the first quarter of 2004. This is, in my opinion, a halfhearted measure that is unlikely to have any appreciable long-term impact on the discount.

I believe that the Fund’s reluctance to seriously address the discount problem is largely the fault of its Investment Adviser, Morgan Stanley Investment Management, Inc. It is therefore necessary, in my opinion, to terminate the Fund’s agreement with the Investment Adviser. I believe there are other capable investment advisors who can recommend aggressive actions to reduce or eliminate the discount and substantially increase shareholder value.

Your Board of Directors Urges You to Vote AGAINST the Stockholder’s Proposal, for the Reasons Discussed Below.

Termination of the Advisory and Management Agreement (the “Agreement”) would deprive the Fund of a strong and experienced investment manager. MSIM has managed the Fund since it was launched in 1992 and is responsible for the Fund’s performance. If approved, the Proposal would sever the Fund’s relationship with MSIM and thereby create a period of operating uncertainty that could harm stockholder investment or even the continued viability of the Fund. In addition, terminating the Agreement with MSIM would require the Fund to incur substantial expenses to find, and then have stockholders approve, a suitable new investment manager (or, alternatively, requiring the Fund to become self-managed). The consequences of terminating the Agreement are unwarranted and not in the best interests of the Fund or its stockholders.

The concern prompting the Proposal is the discount of the price at which the Fund’s shares trade from their net asset value, but termination of the Agreement obviously does not address this concern, nor is there reason to believe that retention of a new investment manager will cause the discount to shrink or disappear. Instead, the uncertainty and the disruption to the Fund’s investment program that would result from termination of the Agreement, may have the effect of widening the discount.

The Fund would lose the benefit of MSIM’s services.

MSIM conducts a worldwide portfolio management business, and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2003, MSIM, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management.

Since the Fund’s creation, MSIM has demonstrated its commitment to improving stockholder value. The Fund has a consistently strong relative performance over the past several years as compared with its benchmark market index. The benchmark index is the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index, a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. While for the year ended December 31, 2003, the Fund underperformed its benchmark with a total return (based on net asset value per share) of 61.55%, compared to 73.51% for its benchmark, for the five years ended December 31, 2003, the Fund outperformed its benchmark with an average annual return (based on net asset value per share) of 14.05%, compared to an average of 12.11% for the benchmark.

Over the last year, the Fund’s net asset value total returns were outstanding and continue to rise. The net asset value stood at $9.49 in the beginning of 2003, but has climbed to $16.48 as of April 13, 2004. In addition, the market price of the Fund’s stock rose from $7.86 in January 2003 to $14.18 as of April 13, 2004.

The Board recently approved the renewal of the Agreement.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board (including a majority of the non-interested directors) annually approve the Agreement. Section 15(c) requires the directors to review such information as is necessary to evaluate the terms of the Agreement. These reviews by the Fund’s Board include, among other things, assessments of (i) the performance of the Fund as compared to the performance of certain other funds with investment strategies similar to that of the Fund, (ii) the qualifications, skills and experience of MSIM investment personnel in managing the Fund in accordance with its investment objective and policies, (iii) the compensation paid to MSIM in comparison with compensation paid to other investment managers managing similarly-situated closed-end funds and (iv) the Fund’s overall expenses as compared to the expenses of other comparable closed-end funds. At a meeting of the Board of Directors in April 2004, the Board approved the continuation of the Fund’s Agreement with MSIM. In that connection, in accordance with well established practice, the directors reviewed extensive information so as to enable them to conduct a meaningful evaluation of the Agreement before deciding whether to approve its continuation.

The Board and MSIM have taken steps to address the discount.

The Proposal is prompted by concerns about the Fund’s discount. However, MSIM and the Fund’s Board of Directors regularly assess the market discount issue and actions which may be taken for the purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset values. On the basis of these assessments, MSIM makes recommendations to the Fund’s Board regarding measures that may be advisable to address the discount in a manner consistent with the best interests of the Fund and its stockholders. The recent tender offer for 15% of the Fund’s shares is such a measure. The tender had the objective of addressing the discount without sacrificing the investment advantages that the Fund and its stockholders now derive from the Fund’s closed-end structure.

In addition, in an attempt to address the discount and enhance stockholder value, in September 1998, the Fund commenced an open market repurchase program (the “Program”) of outstanding shares of the Fund’s common stock. Since the inception of the Program, 2,054,722 shares, representing 16.13% of the Fund’s outstanding shares when the Program commenced, have been repurchased through March 15, 2004. The repurchase of shares pursuant to the Program may have helped reduce the Funds’ discount. Since the inception of the Program, the discount at which the Fund’s shares trade from net asset value has fallen from 27.19% to 16.35% as of March 17, 2004. The Board of Directors continues to consider all available options for reducing the Fund’s discount.

The Proposal notes that the Fund’s shares have been trading at a double digit discount to net asset value. You should know that a comparable fund, the Latin America Equity Fund, has also been trading at a double digit discount for at least the last two years. The phenomenon of discounts to net asset value is an unfortunate feature of many closed-end country funds, including those that invest in Latin America. This may be largely attributable to general market conditions. There is no evidence that another investment manager would necessarily be more effective at reducing the Fund’s discount than MSIM.

Terminating the Agreement would disrupt the Fund’s investment program.

If approved, Proposal No. 2 would terminate the Fund’s Agreement with MSIM. The Fund would immediately lose MSIM’s services and the Fund’s investment program would be significantly disrupted. Approval of the Proposal would not eliminate the Fund’s market discount and might very well increase it. The proponent’s Proposal does not suggest any successor investment manager and frankly, your Board doubts that any other investment manager would match the expertise and resources that MSIM brings to the Fund. Even if the Fund does find a replacement investment manager, there could be a time during the transition when performance could suffer while the new investment manager becomes familiar with the Fund’s portfolio and the Latin American securities market. Approval of the Proposal would override your Board’s determination, reached after careful deliberations, that continuance of the Fund’s current advisory and managerial relationship with MSIM is in the best interests of the Fund. A new agreement would require stockholder approval, which could occur months later, at considerable stockholder expense. During such time, your investment in the Fund could be substantially harmed.

Accordingly, your Board of Directors unanimously agrees that this proposal is not in the best interests of all stockholders of the Fund and would substantially impair the ability of the Fund to operate effectively. Your Board of Directors unanimously recommends that the stockholders vote AGAINST Proposal No. 2.

Voting Information

As the Proponent’s proposal is presented as a recommendation to the Board of Directors of the Fund, there is no law or regulation that specifies the vote required to pass the proposal. Rather, in considering whether or not to take any action to open-end the Fund, the Board of Directors will give the recommendation set forth in the proposal such weight as it believes appropriate based on the voting of stockholders for the proposal. In general, it is unlikely that the Board of Directors will accord the proposal any significant weight unless it is approved by the holders of a substantial majority of the Fund’s outstanding shares.

Under the rules of the New York Stock Exchange, while brokers are permitted to submit on behalf of their customers proxies with respect to the election of the Fund’s directors whether or not the brokers receive instructions from their customers regarding how to vote, brokers are not permitted to submit proxies with respect to the Proponent’s proposal unless the brokers have received instructions from the customers holding shares of the Fund as to how to vote on that proposal. As a result, while there may be a quorum for the meeting as a result of votes submitted by brokers on behalf of their customers for the election of directors, it is likely, based on past experience, that the holders of less than a majority of the outstanding shares of the Fund will vote on the Proponent’s proposal because many stockholders will have failed to instruct their brokers on how to vote on that proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Fund’s management, the following persons owned beneficially more than 5% of the Fund’s outstanding shares at April 22, 2004. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

Name And Address of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percent Of Class
President and Fellows of Harvard College c/o Harvard Management Company, Inc. 600 Atlantic Avenue Boston, Massachusetts 02210	544,201 shares with sole voting power and sole dispositive power(1)	13.20%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	1,422,000 shares with sole and sole dispositive power(2)	6.0%

Deutsche Bank AG Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	868,000 shares with sole voting power and sole dispositive power(3)	8.11%

(1)	Based on a Schedule 13G /A filed with the Commission on April 12, 2004.
(2)	Based on a Schedule 13G /A filed with the Commission on February 17, 2004.
(3)	Based on a Schedule 13G filed with the Commission on February 6, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Fund’s executive officers and directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORT AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 26, 2004, the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2004. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for the fiscal year ended December 31, 2003 were audited by Ernst & Young LLP. The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Fund’s most recent annual report.

Dr. Manuel H. Johnson, Chairman of the Audit Committee
Joseph J. Kearns, Vice Chairman of the Audit Committee
Fergus Reid, Member of the Audit Committee
Michael Bozic, Member of the Audit Committee
Edwin J. Garn, Member of the Audit Committee Wayne E. Hedien, Member of the Audit Committee

Audit Fees

The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the fiscal years ended December 31, 2003 and 2002 were $62,500 and $62,500, respectively.

Audit-Related Fees

There were no fees paid by the Fund to Ernst & Young LLP related to the annual audit of the Fund’s financial statements for the fiscal years ended December 31, 2003 and 2002.

Tax Fees

The aggregate fees paid to Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for the fiscal year ended December 31, 2003 and 2002 were $2,500 and $2,500, respectively, which represents fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

There were no fees paid by the Fund to Ernst & Young LLP for any other products and services not set forth above for the Fund for the fiscal years ended December 31, 2003 and 2002.

Audit Committee Pre-approval

The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent accountants. All of the audit and the tax services described above for which Ernst & Young LLP billed the Fund fees for the fiscal years ended August 31, 2002 and 2003 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Manager and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Manager and to any entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2003 and 2002 amounted to $598,000 and $774,000, respectively. Such services for the 2003 and 2002 fiscal years included: (i) audit-related fees of $93,000 and $98,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $505,000 and $676,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Stockholders will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

A stockholder’s proposal intended to be presented at the Fund’s Annual Meeting of Stockholders in 2005 must be received by the Fund on or before December 22, 2004 in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at the Fund’s Annual Meeting of Stockholders in 2005, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March 7, 2005 and not later than April 6, 2005, in the manner and form required by the Fund’s By-Laws. The Fund will furnish, without charge, a copy of its By-Laws to any stockholder of the Fund requesting such By-Laws. Requests for the Fund’s By-Laws should be made in writing to the Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

MARY E. MULLIN
Secretary

Dated: April [    ], 2004

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

APPENDIX A

CHARTER

OF THE

AUDIT COMMITTEE

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003

The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit I (each a “Fund” and, collectively, the “Funds”) has adopted and approved this charter for the audit committee of the Board of each Fund (the “Audit Committee”).

1.	Structure And Membership of the Audit Committee

1.01.	Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a “disinterested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards.

1.02.	Financially Literate

Each member of the Audit Committee shall be “financially literate,” as such term is interpreted by the Fund’s Board in its business judgment.

1.03.	Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the “Auditor”) only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

2.01.	Independence Certification

(a) The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

2.02.	Employment Relationships

(a) “Cooling Off” Period

The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

(b) Definitions

•	“audit engagement team” means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

•	“audit partner” means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds’ management and the Audit Committee.

•	“financial reporting oversight role” means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

•	“Fund Complex” includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

2.03.	Partner Rotation

The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a “time-out” period of five more years has elapsed.

Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

2.04.	Compensation for Sales Activities

No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

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2.05.	Prohibited Non-Audit Services

Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

•	bookkeeping or other services relating to the accounting records or financial statements of a Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal and expert services unrelated to the audit;

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) determines, by regulation, is impermissible.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.	The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any

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other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and rules promulgated by the Securities and Exchange Commission (the “SEC”) under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the “Exchange Act”)); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards’ independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor’s independence;

•	review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

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•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC’s promulgation of final rules governing such procedures pursuant to the S-O Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

5

•	report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

5.02.	Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.	Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Review of Charter

(a) The Audit Committee shall review and assess the adequacy of this Charter annually.

(b) Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

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APPENDIX B

JOINT GOVERNANCE COMMITTEE CHARTER

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

1.	MISSION STATEMENT

The Governance Committee (the “Governance Committee”) is a committee of the Board of Trustees/Directors (referred to herein as the “Trustees” and collectively as the “Board”) of each Fund listed in the attached Exhibit A. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a “disinterested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the “Independent Trustees.”

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

[1]	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms “Governance Committee,” “Trustees” and “Board” mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (“NYSE”) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“SOX”) and the rules thereunder, the Investment Company Act of 1940, as amended (“the 1940 Act”), and the NYSE;

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(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

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7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

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PROXY CARD

THE LATIN AMERICAN DISCOVERY FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.

1221 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 22, 2004 at the Annual Meeting of Stockholders to be held on June 23, 2004, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April [    ], 2004.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE LATIN AMERICAN DISCOVERY FUND, INC.

June 23, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. –OR-

TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control

Number and Proxy Card available when you call.

Company Number
Account Number
Control Number

Please detach and mail in the envelope provided IF you are not voting via telephone.

1.	Election of the following nominees as Directors:

NOMINEES
☐	FOR ALL NOMINEES	☐	Wayne E. Hedien	Class III
		☐	Dr. Manuel H. Johnson	Class III
☐	WITHHOLD AUTHORITY	☐	James F. Higgins	Class III
FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2.	Approval of a recommendation that the Board of Directors act to terminate the investment agreement as set forth in Proposal No. 2.

FOR	AGAINST	ABSTAIN
☐	☐	☐

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund and will be voted against Proposal No. 2 as set forth above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder                              Date:                       Signature of Stockholder:                              Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.